Stock-Based Compensation	12 Months Ended
Dec. 31, 2025
Share-Based Payment Arrangement [Abstract]
Stock-Based Compensation
Note 7. Stock-Based Compensation
Prior to the Business Combination, the Company did not have any employees who were directly employed by the Company nor did it have its own stock-based compensation plans other than the Semnur Pharmaceuticals, Inc. 2024 Stock Option Plan (the “2024 Plan”) as described below. However, certain shared employees of Scilex support the Company and also participate in Scilex’s stock-based compensation plans that provide for the granting of stock options, non-qualified
stock options (“NSOs”), stock appreciation rights, restricted stock, restricted stock units, and other awards. Such shared employees’ time and efforts are partially spent on activities attributable to the Company and partially spent on activities attributable to Scilex; Scilex did not have any employees whose activities are solely dedicated or solely attributable to the Company during the years ended December 31, 2025 and 2024. Total stock-based
compensation recognized consists of an allocation of such shared employees’ stock-based compensation expense on the same basis as their salaries and benefits and expense for grants made to Wise Orient and JW (see Note 6 “
Capital Structure — Consulting Agreements with Stock Remuneration
”).
Scilex calculates the fair value of stock options granted to employees and nonemployees and employee stock purchase plan (“ESPP”) using the Black-Scholes option pricing method. The Black-Scholes option pricing method requires the use of subjective assumptions.
The following assumptions were used by Scilex in the Black-Scholes option pricing model to estimate stock-based compensation on the date of grant for stock options granted and ESPP shares issued for the years ended December 31, 2025 and 2024:

	Year Ended December 31,
	2025	2024
Stock options:
Expected dividend yield	0.0%	0.0%
Expected volatility	72.5% - 99.1%	72.0% - 119.1%
Risk-free interest rate	3.6% - 4.2%	3.8% - 4.7%
Term of options (in years)	6.3	3.0 - 6.3
Employee stock purchase plan:
Expected dividend yield	0.0%	0.0%
Expected volatility	112.9%	129.3%
Risk-free interest rate	4.3%	5.4%
Expected life (in years)	0.5	0.5
Total stock-based compensation expense recorded in the statements of operations was as follows (in thousands):

	Year Ended December 31,
	2025	2024
Research and development	$205	$128
General and administrative	142,230	532

Total stock-based compensation expense	$142,435	$660

As of December 31, 2025, there was approximately $7.0 million of total unrecognized stock-based compensation expense, which is expected to be recognized over an estimated weighted-average vesting term of 3.1 years. This amount is subject to change based on the actual amount of time certain Scilex employees will spend providing services attributable to the Company.
Equity Incentive Plans
2024 Plan
On August 30, 2024, the Company adopted the 2024 Plan, under which 40,000,000 shares of Common Stock were reserved for future issuance. On the same day, NSOs to purchase an aggregate of 40,000,000 shares of the Legacy Semnur common stock were granted to members of the Company’s executive team and certain Scilex employees who provide services to Semnur. The NSOs granted have an exercise price of $1.58 per share, a term of 10 years (unless earlier terminated in accordance with the terms of the option agreement) and vest 1/48th on a monthly basis over a period of four years from the vesting commencement date as set forth in the applicable option agreement (subject to the holder’s continuous service with the Company). Upon closing, the NSO’s were exchanged for 50,000,000 NSOs (i.e., the then-existing NSOs multiplied by the Exchange ratio) in Common Stock and the exercise price was adjusted to $1.26 per share (i.e., the then-existing exercise price divided by the Exchange ratio).
The NSOs are not exercisable until all payments and all obligations under the Scilex-Oramed Note have been paid in full). These NSOs are not considered to be granted under accounting rules as repayment of the Scilex-Oramed Note has not occurred as of December 31, 2025. As such, once the NSOs are considered granted, the total amount of stock-based compensation expense attributable to these NSOs would be determined based on their accounting grant-date fair value and to be recognized, on a tranche-by-tranche
basis, over forty-eight equal monthly tranches. No expense was recorded in connection with the NSOs granted under the 2024 Plan as of December 31, 2025, as the vesting is contingent upon the repayment of the Scilex-Oramed Note.
As of December 31, 2025, the 50,000,000 NSO’s have an intrinsic value of $686.8 million and a remaining contractual term of 8.7 years. As of December 31, 2025, no shares remained available for issuance under the 2024 Plan.
2025 Plans
On November 17, 2025, the Board of Directors adopted the 2025 Equity Incentive Plan (the “2025 Plan”), the 2025 Employee Stock Purchase Plan (the “2025 ESPP”) and the 2025 Inducement Plan (the “2025 Inducement Plan”). The 2025 Plan and the 2025 ESPP are subject to stockholder approval and are not effective until such approval. The 2025 Inducement Plan does not require stockholder approval and is therefore effective upon adoption by the Board of Directors.
The 2025 Plan provides for the grant of equity-based awards including incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance awards, and other equity-based awards. The 2025 Plan initially reserves 45,948,195 shares of Common Stock for issuance. The share reserve is subject to an annual automatic increase beginning January 1, 2027 through January 1, 2036, equal to the lesser of (i) 5% of the Company’s outstanding Common Stock as of the preceding December 31, (ii) 22,974,097 shares, or (iii) such lesser number as determined by the Board of Directors. The maximum number of shares issuable pursuant to incentive stock options under the 2025 Plan is 137,844,585 shares. Upon effectiveness of the 2025 Plan, no further grants will be made under the 2024 Plan; however, shares subject to awards granted under the 2024 Plan will continue to be governed by the 2024 Plan.

The 2025 ESPP permits eligible employees to purchase shares of Common Stock through payroll deductions at a purchase price generally equal to 85% of the fair market value of Common Stock on the applicable offering or purchase date, as specified in the plan. The 2025 ESPP initially reserves 2,297,409 shares of Common Stock for issuance, subject to an annual automatic increase beginning January 1, 2027 through January 1, 2036 equal to the lesser of (i) 1% of outstanding Common Stock as of the preceding December 31, (ii) 2,871,761 shares, or (iii) such lesser number as determined by the Board of Directors.
The 2025 Inducement Plan provides equity awards to newly hired employees as a material inducement to employment. The Inducement Plan provides for the grant of nonstatutory stock options, restricted stock awards, restricted stock units, and other equity-based awards. A total of 2,400,000 shares of Common Stock is reserved for issuance under the 2025 Inducement Plan. Awards under the 2025 Inducement Plan are approved by the Compensation Committee of the Board of Directors or a majority of the Company’s independent directors and do not require stockholder approval.